Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months Ended
	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	2Q'18 vs. 2Q'17		Jun 30, 2018	Jun 30, 2017	YTD'18 vs. YTD'17
EARNINGS
Net interest income	$3,737	$3,842	$3,916	$3,876	$3,637	$100	2.7%	$7,579	$7,224	$355	4.9%
Retailer share arrangements	(653)	(720)	(779)	(805)	(669)	16	(2.4)%	(1,373)	(1,353)	(20)	1.5%
Net interest income, after retailer share arrangements	3,084	3,122	3,137	3,071	2,968	116	3.9%	6,206	5,871	335	5.7%
Provision for loan losses	1,280	1,362	1,354	1,310	1,326	(46)	(3.5)%	2,642	2,632	10	0.4%
Net interest income, after retailer share arrangements and provision for loan losses	1,804	1,760	1,783	1,761	1,642	162	9.9%	3,564	3,239	325	10.0%
Other income	63	75	62	76	57	6	10.5%	138	150	(12)	(8.0)%
Other expense	975	988	970	958	911	64	7.0%	1,963	1,819	144	7.9%
Earnings before provision for income taxes	892	847	875	879	788	104	13.2%	1,739	1,570	169	10.8%
Provision for income taxes	196	207	490	324	292	(96)	(32.9)%	403	575	(172)	(29.9)%
Net earnings	$696	$640	$385	$555	$496	$200	40.3%	$1,336	$995	$341	34.3%
Net earnings attributable to common stockholders	$696	$640	$385	$555	$496	$200	40.3%	$1,336	$995	$341	34.3%

Adjusted net earnings(1)	$696	$640	$545	$555	$496	$200	40.3%	$1,336	$995	$341	34.3%

COMMON SHARE STATISTICS
Basic EPS	$0.93	$0.84	$0.49	$0.70	$0.62	$0.31	50.0%	$1.76	$1.23	$0.53	43.1%
Diluted EPS	$0.92	$0.83	$0.49	$0.70	$0.61	$0.31	50.8%	$1.75	$1.23	$0.52	42.3%
Adjusted diluted EPS(1)	$0.92	$0.83	$0.70	$0.70	$0.61	$0.31	50.8%	$1.75	$1.23	$0.52	42.3%
Dividend declared per share	$0.15	$0.15	$0.15	$0.15	$0.13	$0.02	15.4%	$0.30	$0.26	$0.04	15.4%
Common stock price	$33.38	$33.53	$38.61	$31.05	$29.82	$3.56	11.9%	$33.38	$29.82	$3.56	11.9%
Book value per share	$19.37	$18.88	$18.47	$18.40	$18.02	$1.35	7.5%	$19.37	$18.02	$1.35	7.5%
Tangible common equity per share(2)	$16.84	$16.55	$16.22	$16.15	$15.79	$1.05	6.6%	$16.84	$15.79	$1.05	6.6%

Beginning common shares outstanding	760.3	770.5	782.6	795.3	810.8	(50.5)	(6.2)%	770.5	817.4	(46.9)	(5.7)%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	0.3	0.2	0.1	0.1	0.2	0.1	50.0%	0.5	0.2	0.3	150.0%
Shares repurchased	(14.0)	(10.4)	(12.2)	(12.8)	(15.7)	1.7	(10.8)%	(24.4)	(22.3)	(2.1)	9.4%
Ending common shares outstanding	746.6	760.3	770.5	782.6	795.3	(48.7)	(6.1)%	746.6	795.3	(48.7)	(6.1)%

Weighted average common shares outstanding	752.2	763.7	778.7	787.3	804.0	(51.8)	(6.4)%	757.9	808.5	(50.6)	(6.3)%
Weighted average common shares outstanding (fully diluted)	758.3	770.3	784.0	790.9	807.4	(49.1)	(6.1)%	764.3	812.2	(47.9)	(5.9)%

(1) Adjusted net earnings and Adjusted diluted EPS are non-GAAP measures. These measures represent the corresponding GAAP measure, adjusted to exclude the effects to Provision for income taxes in the quarter ended December 31, 2017, resulting from the Tax Cuts and Jobs Act of 2017 (the “Tax Act”). The effects primarily relate to additional tax expense arising from the remeasurement of our net deferred tax asset to reflect the reduction in the U.S. corporate tax rate from 35% to 21%. For a corresponding reconciliation to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions, except account data)
	Quarter Ended							Six Months Ended
	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	2Q'18 vs. 2Q'17		Jun 30, 2018	Jun 30, 2017	YTD'18 vs. YTD'17
PERFORMANCE METRICS
Return on assets(1)	2.9%	2.7%	1.6%	2.4%	2.2%		0.7%	2.8%	2.2%		0.6%
Return on equity(2)	19.4%	18.2%	10.5%	15.3%	13.8%		5.6%	18.8%	14.0%		4.8%
Return on tangible common equity(3)	22.1%	20.7%	12.0%	17.4%	15.7%		6.4%	21.5%	15.9%		5.6%
Adjusted return on assets(4)	2.9%	2.7%	2.3%	2.4%	2.2%		0.7%	2.8%	2.2%		0.6%
Adjusted return on equity(4)	19.4%	18.2%	14.9%	15.3%	13.8%		5.6%	18.8%	14.0%		4.8%
Adjusted return on tangible common equity(5)	22.1%	20.7%	17.0%	17.4%	15.7%		6.4%	21.5%	15.9%		5.6%
Net interest margin(6)	15.33%	16.05%	16.24%	16.74%	16.20%		(0.87)%	15.69%	16.19%		(0.50)%
Efficiency ratio(7)	31.0%	30.9%	30.3%	30.4%	30.1%		0.9%	30.9%	30.2%		0.7%
Other expense as a % of average loan receivables, including held for sale	5.02%	5.07%	4.91%	4.99%	4.93%		0.09%	5.04%	4.95%		0.09%
Effective income tax rate	22.0%	24.4%	56.0%	36.9%	37.1%		(15.1)%	23.2%	36.6%		(13.4)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	5.97%	6.14%	5.78%	4.95%	5.42%		0.55%	6.06%	5.37%		0.69%
30+ days past due as a % of period-end loan receivables(8)	4.17%	4.52%	4.67%	4.80%	4.25%		(0.08)%	4.17%	4.25%		(0.08)%
90+ days past due as a % of period-end loan receivables(8)	1.98%	2.28%	2.28%	2.22%	1.90%		0.08%	1.98%	1.90%		0.08%
Net charge-offs	$1,159	$1,198	$1,141	$950	$1,001	$158	15.8%	$2,357	$1,975	$382	19.3%
Loan receivables delinquent over 30 days(8)	$3,293	$3,521	$3,831	$3,694	$3,208	$85	2.6%	$3,293	$3,208	$85	2.6%
Loan receivables delinquent over 90 days(8)	$1,561	$1,776	$1,869	$1,707	$1,435	$126	8.8%	$1,561	$1,435	$126	8.8%

Allowance for loan losses (period-end)	$5,859	$5,738	$5,574	$5,361	$5,001	$858	17.2%	$5,859	$5,001	$858	17.2%
Allowance coverage ratio(9)	7.43%	7.37%	6.80%	6.97%	6.63%		0.80%	7.43%	6.63%		0.80%

BUSINESS METRICS
Purchase volume(10)	$34,268	$29,626	$36,565	$32,893	$33,476	$792	2.4%	$63,894	$62,356	$1,538	2.5%
Period-end loan receivables	$78,879	$77,853	$81,947	$76,928	$75,458	$3,421	4.5%	$78,879	$75,458	$3,421	4.5%
Credit cards	$75,753	$74,952	$79,026	$73,946	$72,492	$3,261	4.5%	$75,753	$72,492	$3,261	4.5%
Consumer installment loans	$1,708	$1,590	$1,578	$1,561	$1,514	$194	12.8%	$1,708	$1,514	$194	12.8%
Commercial credit products	$1,356	$1,275	$1,303	$1,384	$1,386	$(30)	(2.2)%	$1,356	$1,386	$(30)	(2.2)%
Other	$62	$36	$40	$37	$66	$(4)	(6.1)%	$62	$66	$(4)	(6.1)%
Average loan receivables, including held for sale	$77,853	$79,090	$78,369	$76,165	$74,090	$3,763	5.1%	$78,468	$74,111	$4,357	5.9%
Period-end active accounts (in thousands)(11)	69,767	68,891	74,541	69,008	69,277	490	0.7%	69,767	69,277	490	0.7%
Average active accounts (in thousands)(11)	69,344	71,323	71,348	69,331	68,635	709	1.0%	70,540	69,307	1,233	1.8%

LIQUIDITY
Liquid assets
Cash and equivalents	$15,675	$13,044	$11,602	$13,915	$12,020	$3,655	30.4%	$15,675	$12,020	$3,655	30.4%
Total liquid assets	$21,491	$18,557	$15,087	$16,391	$15,274	$6,217	40.7%	$21,491	$15,274	$6,217	40.7%
Undrawn credit facilities
Undrawn credit facilities	$6,500	$6,000	$6,000	$5,650	$6,650	$(150)	(2.3)%	$6,500	$6,650	$(150)	(2.3)%
Total liquid assets and undrawn credit facilities	$27,991	$24,557	$21,087	$22,041	$21,924	$6,067	27.7%	$27,991	$21,924	$6,067	27.7%
Liquid assets % of total assets	21.68%	19.42%	15.75%	17.71%	16.76%		4.92%	21.68%	16.76%		4.92%
Liquid assets including undrawn credit facilities % of total assets	28.24%	25.70%	22.01%	23.82%	24.06%		4.18%	28.24%	24.06%		4.18%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Adjusted return on assets represents Adjusted net earnings as a percentage of average total assets. Adjusted return on equity represents Adjusted net earnings as a percentage of average total equity. Adjusted net earnings is a non-GAAP measure. For a corresponding reconciliation of Adjusted net earnings to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(5) Adjusted return on tangible common equity represents Adjusted net earnings as a percentage of average tangible common equity. Both Adjusted net earnings and tangible common equity are non-GAAP measures. For corresponding reconciliations to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(6) Net interest margin represents net interest income divided by average interest-earning assets.
(7) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, after retailer share arrangements, plus other income.
(8) Based on customer statement-end balances extrapolated to the respective period-end date.
(9) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(10) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(11) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	2Q'18 vs. 2Q'17		Jun 30, 2018	Jun 30, 2017	YTD'18 vs. YTD'17
Interest income:
Interest and fees on loans	$4,081	$4,172	$4,233	$4,182	$3,927	$154	3.9%	$8,253	$7,804	$449	5.8%
Interest on investment securities	93	72	58	51	43	50	116.3%	165	79	86	108.9%
Total interest income	4,174	4,244	4,291	4,233	3,970	204	5.1%	8,418	7,883	535	6.8%

Interest expense:
Interest on deposits	273	249	233	219	202	71	35.1%	522	396	126	31.8%
Interest on borrowings of consolidated securitization entities	80	74	70	65	63	17	27.0%	154	128	26	20.3%
Interest on third-party debt	84	79	72	73	68	16	23.5%	163	135	28	20.7%
Total interest expense	437	402	375	357	333	104	31.2%	839	659	180	27.3%

Net interest income	3,737	3,842	3,916	3,876	3,637	100	2.7%	7,579	7,224	355	4.9%

Retailer share arrangements	(653)	(720)	(779)	(805)	(669)	16	(2.4)%	(1,373)	(1,353)	(20)	1.5%
Net interest income, after retailer share arrangements	3,084	3,122	3,137	3,071	2,968	116	3.9%	6,206	5,871	335	5.7%

Provision for loan losses	1,280	1,362	1,354	1,310	1,326	(46)	(3.5)%	2,642	2,632	10	0.4%
Net interest income, after retailer share arrangements and provision for loan losses	1,804	1,760	1,783	1,761	1,642	162	9.9%	3,564	3,239	325	10.0%

Other income:
Interchange revenue	177	158	179	164	165	12	7.3%	335	310	25	8.1%
Debt cancellation fees	66	66	69	67	68	(2)	(2.9)%	132	136	(4)	(2.9)%
Loyalty programs	(192)	(155)	(193)	(168)	(206)	14	(6.8)%	(347)	(343)	(4)	1.2%
Other	12	6	7	13	30	(18)	(60.0)%	18	47	(29)	(61.7)%
Total other income	63	75	62	76	57	6	10.5%	138	150	(12)	(8.0)%

Other expense:
Employee costs(1)	351	358	330	333	318	33	10.4%	709	641	68	10.6%
Professional fees	177	166	159	161	158	19	12.0%	343	309	34	11.0%
Marketing and business development	110	121	156	124	124	(14)	(11.3)%	231	218	13	6.0%
Information processing	99	104	99	96	88	11	12.5%	203	178	25	14.0%
Other(1)	238	239	226	244	223	15	6.7%	477	473	4	0.8%
Total other expense	975	988	970	958	911	64	7.0%	1,963	1,819	144	7.9%

Earnings before provision for income taxes	892	847	875	879	788	104	13.2%	1,739	1,570	169	10.8%
Provision for income taxes	196	207	490	324	292	(96)	(32.9)%	403	575	(172)	(29.9)%
Net earnings attributable to common shareholders	$696	$640	$385	$555	$496	$200	40.3%	$1,336	$995	$341	34.3%

(1) We have reclassified certain amounts within Employee costs to Other for all periods in 2017 to conform to the current period classifications.

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Jun 30, 2018 vs. Jun 30, 2017
Assets
Cash and equivalents	$15,675	$13,044	$11,602	$13,915	$12,020	$3,655	30.4%
Debt securities	6,779	6,259	4,473	3,302	3,982	2,797	70.2%
Loan receivables:
Unsecuritized loans held for investment	50,884	52,469	55,526	53,997	52,550	(1,666)	(3.2)%
Restricted loans of consolidated securitization entities	27,995	25,384	26,421	22,931	22,908	5,087	22.2%
Total loan receivables	78,879	77,853	81,947	76,928	75,458	3,421	4.5%
Less: Allowance for loan losses	(5,859)	(5,738)	(5,574)	(5,361)	(5,001)	(858)	17.2%
Loan receivables, net	73,020	72,115	76,373	71,567	70,457	2,563	3.6%
Goodwill	1,024	991	991	991	991	33	3.3%
Intangible assets, net	863	780	749	772	787	76	9.7%
Other assets	1,761	2,370	1,620	2,001	2,903	(1,142)	(39.3)%
Total assets	$99,122	$95,559	$95,808	$92,548	$91,140	$7,982	8.8%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$58,734	$56,285	$56,276	$54,232	$52,659	$6,075	11.5%
Non-interest-bearing deposit accounts	277	285	212	222	226	51	22.6%
Total deposits	59,011	56,570	56,488	54,454	52,885	6,126	11.6%
Borrowings:
Borrowings of consolidated securitization entities	12,170	12,214	12,497	11,891	12,204	(34)	(0.3)%
Senior unsecured notes	9,551	8,801	8,302	8,008	8,505	1,046	12.3%
Total borrowings	21,721	21,015	20,799	19,899	20,709	1,012	4.9%
Accrued expenses and other liabilities	3,932	3,618	4,287	3,793	3,214	718	22.3%
Total liabilities	84,664	81,203	81,574	78,146	76,808	7,856	10.2%
Equity:
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,486	9,470	9,445	9,429	9,415	71	0.8%
Retained earnings	7,906	7,334	6,809	6,543	6,109	1,797	29.4%
Accumulated other comprehensive income:	(93)	(86)	(64)	(40)	(49)	(44)	89.8%
Treasury Stock	(2,842)	(2,363)	(1,957)	(1,531)	(1,144)	(1,698)	148.4%
Total equity	14,458	14,356	14,234	14,402	14,332	126	0.9%
Total liabilities and equity	$99,122	$95,559	$95,808	$92,548	$91,140	$7,982	8.8%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Jun 30, 2018			Mar 31, 2018			Dec 31, 2017			Sep 30, 2017			Jun 30, 2017
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$13,097	$59	1.81%	$12,434	$47	1.53%	$13,591	$43	1.26%	$11,895	$37	1.23%	$10,758	$28	1.04%
Securities available for sale	6,803	34	2.00%	5,584	25	1.82%	3,725	15	1.60%	3,792	14	1.46%	5,195	15	1.16%

Loan receivables:
Credit cards, including held for sale	74,809	4,010	21.50%	76,181	4,099	21.82%	75,389	4,161	21.90%	73,172	4,111	22.29%	71,206	3,858	21.73%
Consumer installment loans	1,648	37	9.01%	1,572	36	9.29%	1,568	36	9.11%	1,543	35	9.00%	1,461	34	9.33%
Commercial credit products	1,346	34	10.13%	1,286	36	11.35%	1,375	35	10.10%	1,392	36	10.26%	1,378	34	9.90%
Other	50	—	—%	51	1	NM	37	1	NM	58	—	—%	45	1	NM
Total loan receivables, including held for sale	77,853	4,081	21.03%	79,090	4,172	21.39%	78,369	4,233	21.43%	76,165	4,182	21.78%	74,090	3,927	21.26%
Total interest-earning assets	97,753	4,174	17.13%	97,108	4,244	17.72%	95,685	4,291	17.79%	91,852	4,233	18.28%	90,043	3,970	17.68%

Non-interest-earning assets:
Cash and due from banks	1,161			1,197			1,037			877			829
Allowance for loan losses	(5,768)			(5,608)			(5,443)			(5,125)			(4,781)
Other assets	3,068			3,010			3,219			3,517			3,303
Total non-interest-earning assets	(1,539)			(1,401)			(1,187)			(731)			(649)

Total assets	$96,214			$95,707			$94,498			$91,121			$89,394

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$57,303	$273	1.91%	$56,356	$249	1.79%	$55,690	$233	1.66%	$53,294	$219	1.63%	$51,836	$202	1.56%
Borrowings of consolidated securitization entities	11,821	80	2.71%	12,410	74	2.42%	12,425	70	2.24%	11,759	65	2.19%	12,213	63	2.07%
Senior unsecured notes	9,114	84	3.70%	8,795	79	3.64%	7,940	72	3.60%	8,251	73	3.51%	7,933	68	3.44%

Total interest-bearing liabilities	78,238	437	2.24%	77,561	402	2.10%	76,055	375	1.96%	73,304	357	1.93%	71,982	333	1.86%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	270			300			218			232			218
Other liabilities	3,299			3,570			3,716			3,154			2,752
Total non-interest-bearing liabilities	3,569			3,870			3,934			3,386			2,970

Total liabilities	81,807			81,431			79,989			76,690			74,952

Equity
Total equity	14,407			14,276			14,509			14,431			14,442

Total liabilities and equity	$96,214			$95,707			$94,498			$91,121			$89,394
Net interest income		$3,737			$3,842			$3,916			$3,876			$3,637

Interest rate spread(1)			14.89%			15.62%			15.83%			16.35%			15.82%
Net interest margin(2)			15.33%			16.05%			16.24%			16.74%			16.20%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Six Months Ended Jun 30, 2018			Six Months Ended Jun 30, 2017
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$12,768	$106	1.67%	$10,656	$49	0.93%
Securities available for sale	6,197	59	1.92%	5,204	30	1.16%

Loan receivables:
Credit cards, including held for sale	75,492	8,109	21.66%	71,285	7,669	21.69%
Consumer installment loans	1,610	73	9.14%	1,425	66	9.34%
Commercial credit products	1,316	70	10.73%	1,348	68	10.17%
Other	50	1	4.03%	53	1	3.80%
Total loan receivables, including held for sale	78,468	8,253	21.21%	74,111	7,804	21.23%
Total interest-earning assets	97,433	8,418	17.42%	89,971	7,883	17.67%

Non-interest-earning assets:
Cash and due from banks	1,179			816
Allowance for loan losses	(5,689)			(4,595)
Other assets	3,039			3,239
Total non-interest-earning assets	(1,471)			(540)

Total assets	$95,962			$89,431

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$56,832	$522	1.85%	$51,833	$396	1.54%
Borrowings of consolidated securitization entities	12,114	154	2.56%	12,267	128	2.10%
Senior unsecured notes	8,955	163	3.67%	7,847	135	3.47%
Total interest-bearing liabilities	77,901	839	2.17%	71,947	659	1.85%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	285			229
Other liabilities	3,434			2,872
Total non-interest-bearing liabilities	3,719			3,101

Total liabilities	81,620			75,048

Equity
Total equity	14,342			14,383

Total liabilities and equity	$95,962			$89,431
Net interest income		$7,579			$7,224

Interest rate spread(1)			15.25%			15.82%
Net interest margin(2)			15.69%			16.19%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Jun 30, 2018 vs. Jun 30, 2017
BALANCE SHEET STATISTICS
Total common equity	$14,458	$14,356	$14,234	$14,402	$14,332	$126	0.9%
Total common equity as a % of total assets	14.59%	15.02%	14.86%	15.56%	15.73%		(1.14)%

Tangible assets	$97,235	$93,788	$94,068	$90,785	$89,362	$7,873	8.8%
Tangible common equity(1)	$12,571	$12,585	$12,494	$12,639	$12,554	$17	0.1%
Tangible common equity as a % of tangible assets(1)	12.93%	13.42%	13.28%	13.92%	14.05%		(1.12)%
Tangible common equity per share(1)	$16.84	$16.55	$16.22	$16.15	$15.79	$1.05	6.6%

REGULATORY CAPITAL RATIOS(2)
	Basel III Fully Phased-in(3)		Basel III Transition
Total risk-based capital ratio(4)	18.0%	18.1%	17.3%	18.7%	18.7%
Tier 1 risk-based capital ratio(5)	16.6%	16.8%	16.0%	17.3%	17.4%
Tier 1 leverage ratio(6)	13.6%	13.7%	13.8%	14.6%	14.8%
Common equity Tier 1 capital ratio	16.6%	16.8%	16.0%	17.3%	17.4%

	Basel III Fully Phased-in
Common equity Tier 1 capital ratio	16.6%	16.8%	15.8%	17.2%	17.2%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital metrics at June 30, 2018 are preliminary and therefore subject to change.
(3) Amounts presented do not reflect certain modifications to the regulatory capital rules proposed by the federal banking agencies in September 2017, which among other things, may increase the risk weighting of certain deferred tax assets from 100% to 250% if the proposed rule becomes effective.

(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	2Q'18 vs. 2Q'17		Jun 30, 2018	Jun 30, 2017	YTD'18 vs. YTD'17
RETAIL CARD
Purchase volume(1)(2)	$27,340	$23,382	$29,839	$26,347	$27,101	$239	0.9%	$50,722	$50,053	$669	1.3%
Period-end loan receivables	$52,918	$52,531	$56,230	$52,119	$51,437	$1,481	2.9%	$52,918	$51,437	$1,481	2.9%
Average loan receivables, including held for sale	$52,427	$53,673	$53,256	$51,817	$50,533	$1,894	3.7%	$53,047	$50,588	$2,459	4.9%
Average active accounts (in thousands)(2)(3)	54,092	55,927	56,113	54,471	54,058	34	0.1%	55,211	54,729	482	0.9%

Interest and fees on loans(2)	$2,993	$3,096	$3,133	$3,102	$2,900	$93	3.2%	$6,089	$5,788	$301	5.2%
Other income(2)	$48	$65	$49	$61	$25	$23	92.0%	$113	$102	$11	10.8%
Retailer share arrangements(2)	$(644)	$(714)	$(771)	$(795)	$(657)	$13	(2.0)%	$(1,358)	$(1,338)	$(20)	1.5%

PAYMENT SOLUTIONS
Purchase volume(1)	$4,288	$3,823	$4,366	$4,178	$3,930	$358	9.1%	$8,111	$7,616	$495	6.5%
Period-end loan receivables	$16,875	$16,513	$16,857	$16,153	$15,595	$1,280	8.2%	$16,875	$15,595	$1,280	8.2%
Average loan receivables	$16,562	$16,629	$16,386	$15,848	$15,338	$1,224	8.0%	$16,595	$15,381	$1,214	7.9%
Average active accounts (in thousands)(3)	9,433	9,545	9,421	9,183	9,031	402	4.5%	9,492	9,061	431	4.8%

Interest and fees on loans	$566	$562	$574	$559	$533	$33	6.2%	$1,128	$1,048	$80	7.6%
Other income	$4	$2	$2	$2	$6	$(2)	(33.3)%	$6	$10	$(4)	(40.0)%
Retailer share arrangements	$(7)	$(4)	$(5)	$(9)	$(9)	$2	(22.2)%	$(11)	$(10)	$(1)	10.0%

CARECREDIT
Purchase volume(1)	$2,640	$2,421	$2,360	$2,368	$2,445	$195	8.0%	$5,061	$4,687	$374	8.0%
Period-end loan receivables	$9,086	$8,809	$8,860	$8,656	$8,426	$660	7.8%	$9,086	$8,426	$660	7.8%
Average loan receivables	$8,864	$8,788	$8,727	$8,500	$8,219	$645	7.8%	$8,826	$8,142	$684	8.4%
Average active accounts (in thousands)(3)	5,819	5,851	5,814	5,677	5,546	273	4.9%	5,837	5,517	320	5.8%

Interest and fees on loans	$522	$514	$526	$521	$494	$28	5.7%	$1,036	$968	$68	7.0%
Other income	$11	$8	$11	$13	$26	$(15)	(57.7)%	$19	$38	$(19)	(50.0)%
Retailer share arrangements	$(2)	$(2)	$(3)	$(1)	$(3)	$1	(33.3)%	$(4)	$(5)	$1	(20.0)%

TOTAL SYF
Purchase volume(1)(2)	$34,268	$29,626	$36,565	$32,893	$33,476	$792	2.4%	$63,894	$62,356	$1,538	2.5%
Period-end loan receivables	$78,879	$77,853	$81,947	$76,928	$75,458	$3,421	4.5%	$78,879	$75,458	$3,421	4.5%
Average loan receivables, including held for sale	$77,853	$79,090	$78,369	$76,165	$74,090	$3,763	5.1%	$78,468	$74,111	$4,357	5.9%
Average active accounts (in thousands)(2)(3)	69,344	71,323	71,348	69,331	68,635	709	1.0%	70,540	69,307	1,233	1.8%

Interest and fees on loans(2)	$4,081	$4,172	$4,233	$4,182	$3,927	$154	3.9%	$8,253	$7,804	$449	5.8%
Other income(2)	$63	$75	$62	$76	$57	$6	10.5%	$138	$150	$(12)	(8.0)%
Retailer share arrangements(2)	$(653)	$(720)	$(779)	$(805)	$(669)	$16	(2.4)%	$(1,373)	$(1,353)	$(20)	1.5%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017
COMMON EQUITY MEASURES
GAAP Total common equity	$14,458	$14,356	$14,234	$14,402	$14,332
Less: Goodwill	(1,024)	(991)	(991)	(991)	(991)
Less: Intangible assets, net	(863)	(780)	(749)	(772)	(787)
Tangible common equity	$12,571	$12,585	$12,494	$12,639	$12,554

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	287	278	254	344	337
Basel III - Common equity Tier 1 (fully phased-in)	$12,858	$12,863	$12,748	$12,983	$12,891
Adjustment related to capital components during transition			142	142	146
Basel III - Common equity Tier 1 (transition)			$12,890	$13,125	$13,037

RISK-BASED CAPITAL
Common equity Tier 1	$12,858	$12,863	$12,890	$13,125	$13,037
Add: Allowance for loan losses includible in risk-based capital	1,027	1,015	1,064	1,001	985
Risk-based capital	$13,885	$13,878	$13,954	$14,126	$14,022

ASSET MEASURES
Total average assets	$96,214	$95,707	$94,498	$91,121	$89,394
Adjustments for:
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,670)	(1,560)	(1,392)	(1,304)	(1,325)
Total assets for leverage purposes	$94,544	$94,147	$93,106	$89,817	$88,069

Risk-weighted assets - Basel III (fully phased-in)	$77,322	$76,509	$80,526	$75,614	$74,748
Risk-weighted assets - Basel III (transition)			$80,669	$75,729	$74,792

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$19.37	$18.88	$18.47	$18.40	$18.02
Less: Goodwill	(1.37)	(1.30)	(1.29)	(1.27)	(1.25)
Less: Intangible assets, net	(1.16)	(1.03)	(0.96)	(0.98)	(0.98)
Tangible common equity per share	$16.84	$16.55	$16.22	$16.15	$15.79

ADJUSTED NET EARNINGS
GAAP net earnings	$696	$640	$385	$555	$496
Adjustment for tax law change(2)	—	—	160	—	—
Adjusted net earnings	$696	$640	$545	$555	$496

ADJUSTED DILUTED EPS
GAAP diluted EPS	$0.92	$0.83	$0.49	$0.70	$0.61
Adjustment for tax law change(2)	—	—	0.21	—	—
Adjusted diluted EPS	$0.92	$0.83	$0.70	$0.70	$0.61

(1) Regulatory measures at June 30, 2018 are presented on an estimated basis.
(2) Adjustment to exclude the effects to Provision for income taxes in the quarter ended December 31, 2017, resulting from the Tax Act.